Subsequent events	12 Months Ended
Sep. 30, 2024
Subsequent events
Subsequent events

Note 36. Subsequent events

Since 30 September 2024, the Board has determined to pay a fully franked final dividend of 76 cents per fully paid ordinary share. The dividend is expected to be $2,615 million. The dividend is not recognised as a liability at 30 September 2024. The proposed payment date of the dividend is 19 December 2024.

The Board has determined to satisfy the DRP for the 2024 final dividend by arranging for the purchase of existing shares by a third party. The market price used to determine the number of shares allocated to DRP participants will be set over the 15 trading days commencing 13 November 2024 and will not include a discount.

The Board has also determined to extend the share buyback announced in November 2023 and May 2024 by a further $1.0 billion to a total of $3.5 billion. As at 30 September 2024, Westpac has bought back and cancelled 67,665,599 ordinary shares ($1,812 million).

In addition, on 3 October 2024, Westpac announced it has entered into an agreement to sell its auto finance loans and lease receivables to Resimac Group Limited. The sale is anticipated to complete in the first half of 2025, with an expected transaction value of $1.4 - $1.6 billion that will approximate the book value at the date of sale.

No other matters have arisen since the year ended 30 September 2024 which are not otherwise dealt with in this report, that have significantly affected or may significantly affect the operations of Westpac, the results of its operations or the state of affairs of Westpac in subsequent periods.